Exhibit 10.5
EXECUTION COPY
SECOND AMENDMENT
TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT
     THIS SECOND AMENDMENT TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT (this “Second Amendment”) is dated as of July 24, 2008 and is entered into by and among AZ CHEM US INC., a Delaware corporation (the “U.S. Borrower”), ARIZONA CHEMICAL AB, a limited liability company organized under the laws of Sweden (“European Borrower”), GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”), acting with the consent of the Requisite Lenders and, for purposes of Section IV hereof, the GUARANTORS listed on the signature pages hereto, and is made with reference to that certain FIRST LIEN CREDIT AND GUARANTY AGREEMENT dated as of February 28, 2007 (as amended through the date hereof, the “Credit Agreement”; as it may be further amended, supplemented, restated or otherwise modified from time to time in accordance with its terms) by and among the Borrowers, ARIZONA CHEM SWEDEN HOLDINGS AB, a limited liability company organized under the laws of Sweden, the subsidiaries of Holdings named therein, the Lenders, the Administrative Agent, the Collateral Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Second Amendment.
RECITALS
     WHEREAS, Sponsor has notified Administrative Agent that it desires to amend the Credit Agreement to permit it to purchase from time to time U.S. Term Loans, European Term Loans and/or New Term Loans from Lenders as contemplated herein (each, a “First Lien Sponsor Purchase”, and collectively, the “First Lien Sponsor Purchases”); and
     WHEREAS, subject to certain conditions, Requisite Lenders are willing to agree to such amendments relating to the Credit Agreement.
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION I. AMENDMENTS TO CREDIT AGREEMENT
1.1	Amendments to Section 1: Definitions.
     (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:
     “Contributions” means collectively, the Holdings Contributions and the Sponsor Contributions.
     “Dutch Auction” means each purchase by a Sponsor Affiliated Lender of Term Loans (each, a “Purchase”), subject to the following limitations:

     (i) such Sponsor Affiliated Lender will notify the Administrative Agent (each, a “Purchase Notice”) (and the Administrative Agent will deliver such Purchase Notice to the Lenders) that such Sponsor Affiliated Lender wishes to make an offer to Purchase Term Loans extended to one or more of the Borrowers in an aggregate amount for each such Class of Term Loans as is specified by such Sponsor Affiliated Lender (each, a “Purchase Amount”), subject to a range or maximum price to par for each such Class of Term Loans, as is specified by such Sponsor Affiliated Lender, at which range or price such Sponsor Affiliated Lender would consummate such Purchase (the “Offer Price”); provided that such Purchase Notice shall specify that each Lender proposing an Acceptable Price (as hereinafter defined) must submit such Acceptable Price within a five (5) hour time period specified in such Purchase Notice occurring on a date specified in such Purchase Notice, which date shall in no event be prior to the fifth (5th) Business Day from the date of such Purchase Notice;
     (ii) such Sponsor Affiliated Lender will allow each Lender holding the Class(es) of Term Loans subject to such Purchase Notice, within the period of time specified in such Purchase Notice to specify a price to par (the “Acceptable Price”) for a principal amount (subject to rounding requirements specified by the Administrative Agent) of such Class(es) of Term Loans at which such Lender is willing to permit such Purchase to occur (but in no event will the Acceptable Price be greater than the Offer Price for such Purchase as set forth in the applicable Purchase Notice);
     (iii) based on the Acceptable Prices and principal amounts of the Class(es) of Term Loans subject to such Purchase as specified by Lenders, the Administrative Agent, in consultation with such Sponsor Affiliated Lender, will determine (a) the lowest Acceptable Price at which such Sponsor Affiliated Lender can complete such Purchase for the entire Purchase Amount for each such Class of Term Loans (the “Maximum Purchase Price”) and (b) the Acceptable Prices specified by each such Lender that are equal to or less than the Maximum Purchase Price for such Class of Term Loans (such Term Loans being referred to as “Qualifying Term Loans” and such Lenders being referred to as “Qualifying Lenders”);
     (iv) such Sponsor Affiliated Lender shall purchase the Qualifying Term Loans offered by the Qualifying Lenders at the Acceptable Prices specified by each such Qualifying Lender; provided that if the aggregate amount required to purchase the Qualifying Term Loans would exceed the Purchase Amount for such Class of Term Loans, (a) such Sponsor Affiliated Lender shall purchase Qualifying Term Loans of such Class with respect to which the Acceptable Price is equal to the Maximum Purchase Price for such Class ratably based on the aggregate principal amounts of all such Qualifying Term Loans of such Class then held by each such Qualifying Lender of the same Class and (b) such Sponsor Affiliated Lender shall purchase Qualifying Term Loans of such Class with respect to which the Acceptable Price is less than the Maximum Purchase Price for such Class in full;
     (v) each such Purchase, to the extent not otherwise provided herein, shall be consummated pursuant to procedures (including as to timing, rounding and minimum amounts, Type of Loan, Interest Periods, and other notices by such Sponsor Affiliated Lender and Lenders, and determination of Maximum Purchase Price) mutually acceptable to the Administrative Agent and the Borrowers;
     (vi) the Sponsor Affiliated Lender shall not be permitted to submit a Purchase Notice to the Administrative Agent more frequently than once in any period of thirty (30) consecutive calendar days; and
     (vii) notwithstanding anything to the contrary contained herein, at any time prior to consummation of any Purchase, the Sponsor Affiliated Lender may, upon prior written notice to the Administrative Agent, withdraw its offer to purchase the Term Loans that are the subject of such Purchase without consummating the same.
     “Holdings Contribution” means the contribution by Holdings of Term Loans acquired in connection with a Sponsor Purchase to U.S. Borrower (solely in the case of the U.S. Term Loans) and European Borrower (solely in the case of the European Term Loans) (in each case, directly or through Subsidiaries of Holdings) in return for additional Equity Interests of the applicable Borrower (and any other Subsidiaries of Holdings through which the Term Loans are contributed).
     “Purchase Amount” as defined in the definition of “Dutch Auction”.
     “Purchase Notice” as defined in the definition of “Dutch Auction”.
     “Second Amendment” means that certain Second Amendment to First Lien Credit and Guaranty Agreement dated as of July ___, 2008, among the Borrowers, Holdings, the

Administrative Agent and the financial institutions and the Guarantors listed on the signature pages thereto.
     “Second Amendment Effective Date” means the date of satisfaction of the conditions referred to in Section II of the Second Amendment.
     “Second Lien Amendment” means that certain First Amendment to Second Lien Credit Agreement (amending the Second Lien Credit Agreement to, among other things, permit the Second Lien Sponsor Purchases and Second Lien Contribution on terms substantially similar to the Second Amendment).
     “Second Lien Contributions” means the Second Lien Holdings Contribution and the Second Lien Sponsor Contribution.
     “Second Lien Dutch Auction” means “Dutch Auction” (as defined in the Second Lien Credit Agreement, as amended by the Second Lien Amendment (all capitalized terms used in this definition having the same meanings herein as set forth in the Second Lien Credit Agreement)).
     “Second Lien Holdings Contribution” means the contribution by Holdings of the Second Lien Term Loans acquired in connection with a Second Lien Sponsor Purchase to U.S. Borrower (directly or through Subsidiaries of Holdings) in return for additional Equity Interests of the U.S. Borrower (and any other Subsidiary of Holdings through which the Term Loans are contributed).
     “Second Lien Sponsor Contribution” means at any time on or after the date of a Second Lien Sponsor Purchase, a Sponsor Affiliated Lender’s contribution of the Second Lien Term Loans acquired in such Second Lien Sponsor Purchase to Holdings (directly or through Subsidiaries of such Sponsor Affiliated Lender).
     “Second Lien Sponsor Purchase” means the purchase pursuant to a Second Lien Dutch Auction by a Sponsor Affiliated Lender of the Second Lien Term Loans from lenders participating in a Second Lien Dutch Auction in accordance with Section 10.6 of the Second Lien Credit Agreement.
     “Sponsor Affiliated Lender” means any Sponsor Fund or other entity holding capital with respect to which any Sponsor Fund, the Sponsor or an Affiliate of Sponsor is, directly or indirectly, an advisor or manager (or acts in a similar capacity) pursuant to any written agreement; provided such Person (a)

executes and delivers to the Administrative Agent (and the Administrative Agent shall execute and deliver to such Person and the Lenders upon receipt thereof) a letter substantially in the form of Exhibit L hereto (a “Sponsor Letter”) on (i) with respect to a Sponsor Fund, the Second Amendment Effective Date, (ii) with respect to purchases pursuant to a Dutch Auction, on the date of delivery of a Purchase Notice to the Administrative Agent or (iii) with respect to purchases from another Sponsor Affiliated Lender, on date of the Sponsor Purchase, and (b) together with each other Sponsor Affiliated Lender, holds no more than the Sponsor Purchase Cap Amount (or will hold no more than the Sponsor Purchase Cap Amount assuming the purchase of the maximum Purchase Amount contemplated by the Purchase Notice referred to in clause (a) of this definition).
     “Sponsor Contribution” means at any time on or after the date of a Sponsor Purchase, a Sponsor Affiliated Lender’s contribution of the Term Loans acquired in such Sponsor Purchase to Holdings (directly or through Subsidiaries of such Sponsor Affiliated Lender).
     “Sponsor Fund” means Rhone Partners III L.P., Rhone Offshore Partners III L.P. and Rhone Coinvestment III L.P.
     “Sponsor Letter” as defined in the definition of “Sponsor Affiliated Lender.”
     “Sponsor Purchase” means the purchase pursuant to a Dutch Auction by a Sponsor Affiliated Lender of U.S. Term Loans, European Term Loans and/or New Term Loans from Lenders participating in such Dutch Auction from time to time in accordance with Section 10.6 of the Credit Agreement; provided, that Sponsor Affiliated Lenders may make such purchases from other Sponsor Affiliated Lenders at any time.
     “Sponsor Purchase Cap Amount” means 30% of the aggregate principal amount of the Loans and Commitments outstanding at any time.
     “Sponsor Sale” means the sale, assignment or transfer by a Sponsor Affiliated Lender of all or a portion of its rights and obligations under this Agreement, including, without limitation, all or a portion of its U.S. Term Loans, European Term Loans and/or New Term Loans owing to it, in accordance with Section 10.6.
     (b) Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and replacing them with the following definitions:

     “Eligible Assignee” means (i) any Lender, any Affiliate of any Lender and any Related Fund (any two or more Related Funds being treated as a single Eligible Assignee for all purposes hereunder), and (ii) any commercial bank, insurance company, investment or mutual fund or other entity that is an “accredited investor” (as defined in Regulation D under the Securities Act) and which extends credit or buys loans; provided, that no Affiliate of Holdings or Sponsor shall be an Eligible Assignee (other than (i) solely with respect to the U.S. Term Loans, European Term Loans and/or New Term Loans purchased pursuant to a Dutch Auction, any Sponsor Affiliated Lender or (ii) in connection with any purchase of the U.S. Term Loans, European Term Loans and/or New Term Loans from an existing Sponsor Affiliated Lender).
1.2	Amendment to Section 2.7(b). Section 2.7(b) of the Credit Agreement is hereby amended by adding the following provision to the end thereof:
Information contained in the Register with respect to any entry relating to U.S. Term Loans, European Term Loans and/or New Term Loans held by any Sponsor Affiliated Lender shall be available for inspection by any Lender at any reasonable time and from time to time upon reasonable prior notice to the Administrative Agent.
1.3	Amendment to Section 2.24. Section 2.24 of the Credit Agreement is hereby amended by adding the following sentence to the end of such Section:
     The provisions of this Section 2.24 shall give effect to the voting provisions in each Sponsor Letter.
1.4	New Section 2.25. Section 2 of the Credit Agreement is hereby amended by adding the following as new Section 2.25 to the end thereof:
“2.25 Second Lien Sponsor Purchases and Second Lien Contributions. Notwithstanding any provision in this Agreement or the other Credit Documents, subject to that certain Second Lien Amendment becoming effective in accordance with its terms, any Sponsor Affiliated Lender (as defined in the Second Lien Credit Agreement) may make Second Lien Sponsor Purchases in accordance with the terms of the Second Lien Credit Agreement, as amended by the Second Lien Amendment and any Sponsor Affiliated Lender and Holdings may make any subsequent Second Lien Contributions of such Second Lien Sponsor Purchases, in each case in accordance with the terms of the Second Lien Credit Agreement, as amended by the Second Lien Amendment, and the parties hereto hereby agree that any Second Lien Contribution will not be a voluntary prepayment by the U.S. Borrower for any purpose under this Agreement and the other Credit Documents.”
1.5	New Section 2.26. Section 2 of the Credit Agreement is hereby amended by adding the following as new Section 2.26 to the end thereof:
“2.26 Sponsor Purchases and Contributions. Notwithstanding any provision in this Agreement or the other Credit Documents, (a) (i) promptly following each Sponsor Purchase by a Sponsor Affiliated Lender, at least 35% of the principal amount of Term Loans subject to such Sponsor Purchase shall be contributed by the applicable Sponsor Affiliated Lender (directly or through Subsidiaries of such Sponsor Affiliated Lender) to Holdings (and further contributed by Holdings directly or indirectly to the applicable Borrower that is the direct obligor of the Loans subject to such Sponsor Purchases) and (ii) concurrently with such Contributions or at any time thereafter, all or a portion of the remainder of such Term Loans subject to such Sponsor Purchase may, at the discretion of the applicable Sponsor Affiliated Lender, be contributed by the applicable Sponsor Affiliated Lender (directly or through Subsidiaries of such Sponsor Affiliated Lender) to Holdings (and further contributed by Holdings directly or indirectly to the applicable Borrower that is the direct obligor of the Loans subject to such Sponsor Purchases); provided that in each case, promptly following such Contributions, any Term Loans that are the subject of such Contributions shall be forgiven by the applicable Borrower that is the direct obligor of such Term Loans, and shall be cancelled and no longer outstanding (and may not be resold by the applicable Borrower), for all purposes of this Agreement and all other Credit Documents, including, but not limited to (A) the making of, or the application of, any payments to the Lenders under this Agreement or any other Credit Document, (B) the making of any request, demand, authorization, direction, notice, consent or waiver under this Agreement or any other Credit Document or (C) the determination of Requisite Lenders, or for any similar or related purpose, under this Agreement or any other Credit Document, (b) solely in connection with the making of such Contributions, Holdings and its Subsidiaries (and Subsidiaries of the applicable Sponsor Affiliated Lender in the case of an indirect Contribution) and International Paper Company (but only to the extent it participates in such Contribution) shall each be deemed to be an “Eligible Assignee” for all purposes of this Agreement and each other Credit Document, and (c) the parties hereto hereby agree that any Contribution will not be a voluntary prepayment by the applicable Borrower for any purpose under this Agreement and the other Credit Documents. Concurrently therewith, the applicable Borrower that is the direct obligor of the Term Loans subject to such Sponsor Purchases shall notify the Administrative Agent of the amount of the Term Loans forgiven pursuant to the prior sentence and provide a description of the contributions by Holdings directly or indirectly to the applicable Borrower that is the direct obligor of the Loans subject to such Sponsor Purchases.”
1.6	Amendment to Section 5.1. Section 5.1(c) of the Credit Agreement is hereby amended by adding the following parenthetical immediately after the words “Compliance Certificate” appearing therein:
     “(which Compliance Certificate shall also set forth the aggregate amount of Sponsor Purchases outstanding on the date of the applicable Compliance Certificate)”
1.7	Amendments to Section 9.5 of the Credit Agreement. Section 9.5 of the Credit Agreement is hereby amended by adding the following as a new clause (d):
     (d) Each Lender acknowledges that certain Affiliates of Holdings that have complied with the definition of “Sponsor Affiliated Lender” are Eligible Assignees hereunder and may purchase U.S. Term Loans, European Term Loans and/or New Term Loans hereunder from Lenders from time to time in an aggregate amount not to exceed the Sponsor Purchase Cap Amount, subject to the restrictions set forth in the definition of “Eligible Assignees”. Each Lender acknowledges that in connection with Sponsor Purchases, the Sponsor Affiliated Lenders currently may have, and later may come into possession of, information regarding the U.S. Term Loans, European Term Loans and/or New Term Loans or the Credit Parties hereunder that is not known to it and that may be material to a decision to enter into an assignment of such Loans hereunder (“Excluded Information”). Each Lender further acknowledges that the Excluded Information may not be available to the Administrative Agent or the other Lenders hereunder. Notwithstanding anything to the contrary contained herein, the Administrative Agent may and, upon the direction of the Requisite Lenders, shall (i) exclude the Sponsor Affiliated Lenders from receiving any document, instrument or other communication that such Sponsor Affiliated Lenders would otherwise have been entitled to receive under the terms of this Agreement in their capacities as Lenders (other than any document, instrument or communication received by the Sponsor Affiliated Lenders directly from the Borrowers) and (ii) preclude the Sponsor Affiliated Lenders from attending meetings of the Lenders (including with respect to the exercise of rights and remedies under any Credit Document).

     (e) In connection with each Sponsor Sale, the applicable Sponsor Affiliated Lender represents and warrants as of the date of a Sponsor Sale, that such Sponsor Affiliated Lender does not have any material non-public information (“MNPI”) with respect to Holdings, Borrowers or any of their respective Subsidiaries or securities that either (i) has not been disclosed to the Lenders (other than Lenders that do not wish to receive MNPI with respect to Holdings, Borrowers or any of their respective Subsidiaries or securities) prior to such time or (ii) if not disclosed to the Lenders, could reasonably be expected to have a material adverse effect upon, or otherwise be material to, a Lender’s decision to purchase Loans from such Sponsor Affiliated Lender.
1.8	Amendment to Exhibits. The Credit Agreement is hereby amended by adding a new “Exhibit L” thereto as set forth in Annex I attached hereto.

1.9	Amendment to Assignment Agreement. The Assignment Agreement is hereby amended by adding the following provision to the end of Annex I thereof:
     [To be included in the Assignment only in the case of an assignment by or to a Sponsor Affiliated Lender: Each of the Assignor and Assignee acknowledges that (i) the other party currently may have, and later may come into possession of, information regarding the Assigned Interest or the Credit Parties that is not known to it and that may be material to a decision to enter into this Assignment (“Excluded Information”), (ii) it has determined to enter into this Assignment notwithstanding its lack of knowledge of the Excluded Information, and (iii) the other party shall have no liability to it, and it hereby to the extent permitted by law waives and releases any claims it may have against the other party, with respect to the nondisclosure of the Excluded Information; provided that the Excluded Information shall not and does not affect the truth or accuracy of the representations or warranties of such party in this Assignment. Each of Assignor and Assignee further acknowledges that the Excluded Information may not be available to the Administrative Agent or the other Lenders party to the Credit Agreement.]
     [To be included in the Assignment only in the case of each Sponsor Sale: The Assignor hereby represents and warrants as of the Effective Date, that the Assignor does not have any material non-public information (“MNPI”) with respect to Holdings, Borrowers or any of their respective Subsidiaries or securities that either (i) has not been disclosed to the Lenders (other than Lenders that do not wish to receive MNPI with respect to Holdings, Borrowers or any of their respective Subsidiaries or securities) prior to such time or (ii) if not disclosed to the Lenders, could reasonably be expected to have a material adverse effect upon, or otherwise be material to, a Lender’s decision to purchase Loans from the Assignor.]
1.10	Authorization. The Requisite Lenders hereby authorize the Administrative Agent and Collateral Agent to amend, modify or supplement any Credit Document to cure any ambiguity, omission, defect or inconsistency between such Credit Document and the first amendment to the Credit Agreement.
SECTION II. CONDITIONS TO EFFECTIVENESS
     This Second Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent:
     A. Execution. The Administrative Agent shall have received (i) a counterpart signature page of this Second Amendment duly executed by each of the Credit Parties and (ii) the consent and authorization from the Requisite Lenders to execute this Second Amendment on their behalf.
     B. Expenses. The Administrative Agent shall have received, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder or any other Credit Document.
     C. Amendment to Second Lien Credit Agreement. The Second Lien Credit Agreement shall have been amended in accordance with its terms to permit Sponsor Purchases and any related Contributions and the Second Lien Sponsor Purchases and any related Second Lien Contributions on substantially the same terms as described herein and the Administrative Agent shall have received a fully executed copy of such amendment.
     D. Sponsor Letter. The Administrative Agent shall have received a letter substantially in the form of Annex I hereto executed by each of the Sponsor Funds.
     E. Necessary Consents. Each Credit Party shall have obtained all material consents necessary or advisable in connection with the transactions contemplated by this Second Amendment.
     F. Other Documents. The Administrative Agent and Lenders shall have received such other documents, information or agreements regarding Credit Parties as the Administrative Agent may reasonably request.
SECTION III. REPRESENTATIONS AND WARRANTIES
     In order to induce Lenders to enter into this Second Amendment and to amend the Credit Agreement in the manner provided herein, each Credit Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects:

     A. Corporate Power and Authority. Each Credit Party, which is party hereto, has all requisite power and authority to enter into this Second Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Second Amendment (the “Amended Agreement”) and the other Credit Documents.
     B. Authorization of Agreements. The execution and delivery of this Second Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary action on the part of each Credit Party that is a party thereto.
     C. No Conflict. The execution and delivery by each Credit Party of this Second Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings, the Borrowers or any Credit Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Credit Party, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of the Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the Second Amendment Effective Date and except for any such approvals or consents the failure of which to obtain will not have a Material Adverse Effect.
     D. Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Second Amendment and the performance by the Borrowers and Holdings of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.
     E. Binding Obligation. This Second Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     F. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 4 of the Amended Agreement are and will be true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation shall be true and correct in all respects) on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
     G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Second Amendment that would constitute an Event of Default or a Default.
SECTION IV. ACKNOWLEDGMENT AND CONSENT
     Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Second Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Second Amendment. Each Guarantor hereby confirms that each Credit Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Documents the payment and performance of all “Obligations” under each of the Credit Documents to which it is a party (in each case as such terms are defined in the applicable Credit Document).
     Each Guarantor acknowledges and agrees that any of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Second Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Documents to which it is a party or otherwise bound are true and correct in all material respects (provided that if any representation or warranty is by its terms qualified by concepts of materiality, such representation shall be true and correct in all respects) on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.
     Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Second Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Second Amendment and (ii) nothing in the Credit Agreement, this Second Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
SECTION V. MISCELLANEOUS
     A. Reference to and Effect on the Credit Agreement and the Other Credit Documents.

     (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Second Amendment.
     (ii) Except as specifically amended by this Second Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
     (iii) The execution, delivery and performance of this Second Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.
     B. Headings. Section and Subsection headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.
     C. Applicable Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.
     D. Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
     E. Waiver. The Borrowers and each other Credit Party hereby waive, release, remise and forever discharge Administrative Agent, Lenders and each other Indemnitee from any and all claims, suits, actions, investigations, proceedings or demands arising out of or in connection with the Credit Agreement, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which the Borrowers or any other Credit Party ever had, now has or might hereafter have against Administrative Agent or Lenders which relates, directly or indirectly, to any acts or omissions of Administrative Agent, Lenders or any other Indemnitee on or prior to the date hereof.
[Remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:	AZ CHEM US INC.
	By:	/s/ Gerald C. Marterer
		Name:	Gerald C. Marterer
		Title:	President/CEO

ARIZONA CHEMICAL AB
	By:	/s/ Gerald C. Marterer
		Name:	Gerald C. Marterer
		Title:	Chairman

GUARANTORS:	THE U.S. GUARANTORS: AZ CHEM US HOLDINGS INC.
	By:	/s/ Gerald C. Marterer
		Name:	Gerald C. Marterer
		Title:	President/CEO

ARIZONA CHEMICAL COMPANY, LLC
	By:	/s/ Gerald C. Marterer
		Name:	Gerald C. Marterer
		Title:	President/CEO

ARIZONA ARBORIS, INC.
	By:	/s/ Gerald C. Marterer
		Name:	Gerald C. Marterer
		Title:	President/CEO

THE NON-U.S. GUARANTORS: Sweden: ARIZONA CHEM SWEDEN HOLDINGS AB
By:	/s/ Gerald C. Marterer
	Name:	Gerald C. Marterer
	Title:	Chairman

ARIZONA CHEM SWEDEN FINANCE AB
By:	Gerald C. Marterer
	Name:	Gerald C. Marterer
	Title:	Chairman

ARIZONA CHEM SWEDEN FINANCE KB
By:	/s/ Gerald C. Marterer
	Name:	Gerald C. Marterer
	Title:	Chairman Arizona Chemical AB (General Partner)

Finland: ARIZONA CHEMICAL OY
By:	/s/ Juhani Tuovinen
	Name:	Juhani Tuovinen
	Title:	Chairman

Luxembourg: AZ CHEM LUXEMBOURG FINANCE S.À.R.L.
By:
	Name:	Gianpiero Lenza
	Title:	President

THE NON-U.S. GUARANTORS: Sweden: ARIZONA CHEM SWEDEN HOLDINGS AB
By:
	Name:	Gerald C. Marterer
	Title:	Chairman

ARIZONA CHEM SWEDEN FINANCE AB
By:
	Name:	Gerald C. Marterer
	Title:	Chairman

ARIZONA CHEM SWEDEN FINANCE KB
By:
	Name:	Gerald C. Marterer
	Title:	Chairman Arizona Chemical AB (General Partner)

Finland: ARIZONA CHEMICAL OY
By:
	Name:	Juhani Tuovinen
	Title:	Chairman

Luxembourg: AZ CHEM LUXEMBOURG FINANCE S.À.R.L.
By:	/s/ Gianpiero Lenza
	Name:	Gianpiero Lenza
	Title:	President

The Netherlands: ARIZONA CHEMICAL B.V.
By:	/s/ Juhani Tuovinen
	Name:	Juhani Tuovinen
	Title:	Managing Director

ARIZONA CHEMICAL FINANCE B.V.
By:	/s/ Glenda K. Haynes
	Name:	Glenda K. Haynes
	Title:	Director

United Kingdom: AZ CHEM UK LIMITED
By:	/s/ Graeme Wilson
	Name:	Graeme Wilson
	Title:	Director

ARIZONA CHEMICAL LTD.
By:	/s/ Graeme Wilson
	Name:	Graeme Wilson
	Title:	Director

GOLDMAN SACHS CREDIT PARTNERS L.P., As Administrative Agent
By:	/s/ James V. Balcom
James V. Balcom Authorized Signatory

Annex I
August ___, 2008
Goldman Sachs Credit Partners L.P.,
as Administrative Agent under the
Credit Agreement referred to below

Re:	Arizona Chemical First Lien Credit and Guaranty Agreement
Ladies and Gentlemen:
     Reference is made to the First Lien Credit and Guaranty Agreement, dated as of February 28, 2007 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among AZ CHEM US INC., a Delaware corporation, ARIZONA CHEMICAL AB, a limited liability company organized under the laws of Sweden, ARIZONA CHEM SWEDEN HOLDINGS AB, a limited liability company organized under the laws of Sweden, the subsidiaries of Holdings named therein, the Lenders, the Administrative Agent, the Collateral Agent and the other Agents named therein.
     This letter is being delivered by the undersigned (“we” or “us”) pursuant to the definition of “Sponsor Affiliated Lender” under the Credit Agreement and Section II(D) of the Second Amendment.
     We hereby agree that, notwithstanding anything in the Credit Documents to the contrary, with respect to any Sponsor Purchase, we shall have no right whatsoever, whether or not a Credit Party is subject to a bankruptcy or other insolvency proceeding, so long as we are an Affiliate of Holdings, Borrowers or Sponsor, to (i) consent to any amendment, modification, waiver, consent or other such action with respect to any of the terms of the Credit Agreement or any other Credit Document; provided that we hereby instruct the Administrative Agent to automatically deem any Loans held by us to be voted pro rata according to the Loans of all other Lenders (other than any Sponsor Affiliated Lender) in connection with any such amendment, modification, waiver, consent or other action, (ii) require any Agent or other Lender to undertake any action (or refrain from taking any action) with respect to the Credit Agreement or any other Credit Document, (iii) otherwise vote on any matter related to the Credit Agreement or any other Credit Document; provided that we hereby instruct the Administrative Agent to automatically deem any Loans held by us to be voted pro rata according to the Loans of all other Lenders in the aggregate (other than any Sponsor Affiliated Lender), (iv) attend any meeting in its capacity as a Lender with any Agent or other Lender or receive any information from any Agent or other Lender, (v) to have access to any E-System, or (vi) make or bring any claim, in our capacity as Lender, against the Agent or any Lender with respect to the duties and obligations of such Person under the Credit Agreement and the other Credit Documents; provided that no such amendment, modification, waiver or consent referred to above shall deprive us of our share of any payments or other recoveries which the Lenders are entitled to share on a pro rata basis hereunder.

Very truly yours,

By:
Name:
Title:

ACKNOWLEDGED AND ACCEPTED,
as of the date above first written:

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Administrative Agent

By:
Authorized Signatory